EXCHANGE PLACE ADVISORS TRUST
(formerly, North Square Investments Trust)

NORTH SQUARE STRATEGIC INCOME FUND

Class I: ADVNX

Class A: ADVAX

(the “Fund”)

Supplement dated December 19, 2024 to the Fund’s
Summary Prospectus, Prospectus and Statement of Additional Information,
each dated February 28, 2024, as supplemented

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Reduction in Advisory Fee

The Board of Trustees of Exchange Place Advisors Trust (the “Trust”), including those Trustees who are not “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940, as amended, has approved a contractual reduction in the Fund’s advisory fee rate.

Effective January 1, 2025, the Fund will pay its investment adviser, North Square Investments, LLC (the “Adviser”), an advisory fee at an annualized rate of 0.56% of the Fund’s average daily net assets. Prior to January 1, 2025, the Fund paid the Adviser an advisory fee at an annualized rate of 0.70% of the Fund’s average daily net assets. The Fund’s advisory fee is calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets.

Operating Expense Reduction

Effective January 1, 2025, the Adviser has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.93% and 0.68% for the Class A shares and Class I shares, respectively. This agreement is in effect until February 28, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. Prior to January 1, 2025, the Fund’s contractual expense limitations were 1.15% and 0.90% for the Class A shares and Class I shares, respectively.

Accordingly, effective January 1, 2025, the Annual Fund Operating Expenses table and the Expense Example in the Summary Prospectus and in the summary section of the Prospectus are restated to reflect changes to “Management fees” and “Total annual fund operating expenses after waiving fees and/or reimbursing expenses”:

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		3.75%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		None[1]		None
Redemption fee (as a percentage of amount redeemed)		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[2]		0.56%		0.56%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses		0.35%		0.35%
Shareholder servicing fee	0.04%		0.08%
All other expenses	0.31%		0.27%
Acquired fund fees and expenses[3]		0.01%		0.01%
Total annual fund operating expenses[4]		1.17%		0.92%
Fees waived and/or expenses reimbursed		-0.23%		-0.23%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,5]		0.94%		0.69%

[1]	No sales charge applies on investments of $1,000,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% may be imposed on certain redemptions of such shares within 12 months of the date of purchase.

[2]	Restated to reflect current fees.

3          Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds.

[4]	The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

[5]	North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.93% and 0.68% for the Class A shares and Class I shares, respectively. This agreement is in effect until February 28, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five years	Ten Years
Class A shares	$467	$711	$973	$1,722
Class I shares	$70	$270	$487	$1,110

Please retain this Supplement for future reference.